UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 1, 2015
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	001-31610	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of First Banks, Inc. (the “Company”) that was held on May 1, 2015, the following individuals were unanimously re-elected as directors of the Company by the shareholders entitled to vote on such matter:
James F. Dierberg
Michael J. Dierberg
Allen H. Blake
James A. Cooper
Timothy J. Lathe
Ellen D. Milne
Douglas H. Yaeger
Each of our directors identified above was elected to serve a one-year term and until his or her successor has been duly elected and qualified for office.
No vote was conducted with respect to the election of John S. Poelker and Guy Rounsaville, Jr. as directors of the Company as the number of shares entitled to vote on such matter at the meeting was insufficient to constitute a quorum. Messrs. Poelker and Rounsaville will each continue to serve as a director until his successor has been duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	May 19, 2015	By:	/s/	Timothy J. Lathe
Timothy J. Lathe
President and Chief Executive Officer

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